SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2001

Commission	Exact Name of Registrant as Specified	I.R.S. Employer
File Number	in its Charter	Identification No.

1-11607	DTE Energy Company (a Michigan corporation) 2000 2nd Avenue Detroit, Michigan 48226-1279 313-235-4000	38-3217752

1-2198	The Detroit Edison Company (a Michigan Corporation) 2000 2nd Avenue Detroit, MI 48226-1279 (313) 235-8000	38-0478650

1-7310	Michigan Consolidated Gas Company (a Michigan Corporation) 500 Griswold Street Detroit, MI 48226 (313) 965-2430	38-0478040

SIGNATURES
EXHIBIT INDEX
EX-99.71 - Press Release dated October 29, 2001

Item 7. Exhibits.

(c)	Exhibits

99-71	DTE Energy Press Release dated October 29, 2001

Item 9. Regulation FD Disclosure.

On October 29, 2001, DTE Energy Company (“DTE Energy”) issued a press release in which it discussed its third quarter 2001 earnings, and adjustment of its 2001 and 2002 earnings guidance.

DTE Energy’s October 29, 2001 press release is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

DTE ENERGY COMPANY (Registrant)

By: /s/ Thomas A. Hughes Thomas A. Hughes Associate General Counsel

THE DETROIT EDISON COMPANY (Registrant)

By: /s/ Thomas A. Hughes Thomas A. Hughes Vice President and General Counsel

MICHIGAN CONSOLIDATED GAS COMPANY (Registrant)

By: /s/ Thomas A. Hughes Thomas A. Hughes Vice President and General Counsel

Date: October 29, 2001.

Exhibit Index

Exhibit No.

99-71	DTE Energy Press Release dated October 29, 2001